SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2014

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On October 8, 2014, Charter Communications, Inc. ("Charter" or the “Company”), Liberty Broadband Corporation (“Liberty Broadband”) and Liberty Media Corporation (“Liberty Media”) entered into an Amendment to Stockholders Agreement, effective as of September 29, 2014 (the “Amendment”), which amended the Stockholders Agreement, dated as of March 19, 2013, by and between the Company and Liberty Media (the “Agreement”).

The Amendment was entered into in connection with the proposed contribution by Liberty Media of all Charter voting securities beneficially owned by Liberty Media, together with certain other assets, to Liberty Broadband as part of a spin-off transaction (the “Broadband Spin-Off”) and the consummation of the previously announced reorganization of the Company in connection with its transactions with Comcast Corporation, which will result in CCH I, LLC (“New Charter”) becoming the parent company of the Company (the “Reorganization”).

The Amendment, among other things, provides that, immediately prior to the Broadband Spin-Off (and subject to the consummation of the Broadband Spin-Off), Liberty Media will assign all of its rights, liabilities and obligations under the Agreement to Liberty Broadband, Liberty Broadband will assume all of Liberty Media’s liabilities and obligations under the Agreement, and Liberty Broadband will be substituted in place of Liberty Media as the Investor under the Agreement. The Amendment also provides that, effective upon the consummation of the Reorganization, the Company will assign all of its rights, liabilities and obligations under the Agreement to New Charter and New Charter will assume all of the Company’s liabilities and obligations under the Agreement.

A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1*	Amendment to Stockholders Agreement by and among Liberty Broadband Corporation, Liberty Media Corporation and Charter Communications, Inc., dated effective as of September 29, 2014.

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* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: October 14, 2014		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amendment to Stockholders Agreement by and among Liberty Broadband Corporation, Liberty Media Corporation and Charter Communications, Inc., dated effective as of September 29, 2014.

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* Filed herewith.